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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-15
                            POOL PROFILE (6/14/2001)

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                                                     ---------------------
                                                             BID
                                                     ---------------------
AGGREGATE PRINCIPAL BALANCE (Asset Class I)                  $312,107,758

MORTGAGE LOAN CUTOFF DATE                                        1-Jun-01
INTEREST RATE RANGE                                       6.500% - 8.500%
GROSS WAC                                                           7.49%
WEIGHTED AVERAGE SERVICE FEE                                       25 bps
MASTER SERVICING FEE                                              1.7 bps
WAM (in months)                                                       355

WALTV                                                                 71%

CALIFORNIA %                                                          31%
SINGLE LARGEST ZIP CODE CONCENTRATION                                  1%

AVERAGE LOAN BALANCE                                             $413,936
LARGEST INDIVIDUAL LOAN BALANCE                                $1,347,897

CASH-OUT REFINANCE %                                                  17%

PRIMARY RESIDENCE %                                                   95%

SINGLE-FAMILY DETACHED %                                              94%

FULL DOCUMENTATION %                                                  88%

PREPAYMENT PENALTY %                                                   0%

UNINSURED > 80% LTV %                                                  0%

TEMPORARY BUYDOWNS                                                     0%




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-15
                            POOL PROFILE (6/14/2001)

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                                                     ---------------------
                                                             BID
                                                     ---------------------
AGGREGATE PRINCIPAL BALANCE (Asset Class II)                 $400,360,540

MORTGAGE LOAN CUTOFF DATE                                        1-Jun-01
INTEREST RATE RANGE                                       6.875% - 9.000%
GROSS WAC                                                           7.55%
WEIGHTED AVERAGE SERVICE FEE                                       25 bps
MASTER SERVICING FEE                                              1.7 bps
WAM (in months)                                                       357

WALTV                                                                 71%

CALIFORNIA %                                                          40%
SINGLE LARGEST ZIP CODE CONCENTRATION                                  1%

AVERAGE LOAN BALANCE                                             $416,608
LARGEST INDIVIDUAL LOAN BALANCE                                $1,492,917

CASH-OUT REFINANCE %                                                  22%

PRIMARY RESIDENCE %                                                   97%

SINGLE-FAMILY DETACHED %                                              94%

FULL DOCUMENTATION %                                                  88%

PREPAYMENT PENALTY %                                                   0%

UNINSURED > 80% LTV %                                                  2%

TEMPORARY BUYDOWNS                                                     0%




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-15
                               PRICING INFORMATION

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RATING AGENCIES                           TBD by Wells Fargo

PASS THRU RATE                                         6.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.01%

PRICING DATE                                       14-Jun-01

FINAL STRUCTURE DUE DATE                           08-Jun-01            9:00 AM

SETTLEMENT DATE                                    28-Jun-01

ASSUMED SUB LEVELS                                       AAA      3.500%
                                                          AA      1.850%
                                                           A      1.200%
                                                         BBB      0.700%
                                                          BB      0.450%
                                                           B      0.200%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*    THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-15. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                    Brad Davis (301) 846-8009
                                                  Lori Maller (301) 846-8185

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